UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material under Sec. 240.14a-12

METROPOLITAN WEST FUNDS

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METROPOLITAN WEST FUNDS

11766 Wilshire Boulevard, Suite 1500

Los Angeles, California 90025

(310) 966-8900

February 25, 2010

Dear Shareholder:

The enclosed Proxy Statement contains important information about a proposal we recommend for each mutual fund (each, a “Fund”) that is a series of the Metropolitan West Funds at a Special Meeting of Shareholders to be held on Wednesday, March 31, 2010.

Shareholders of each Fund are being asked to approve a new investment management agreement with Metropolitan West Asset Management, LLC, the Funds’ current investment adviser (the “Adviser”).

The Adviser currently serves as the investment adviser to each Fund under an Investment Advisory Agreement (the “Prior Agreement”) that is expected to automatically terminate as a result of a deemed “assignment” of the Investment Advisory Agreement under the Investment Company Act of 1940, as amended, that will occur as a result of the acquisition of the Adviser by the TCW Group, Inc. The Adviser will the serve pursuant to an Interim Investment Management Agreement (the “Interim Agreement”) that is expected to take effect before late February 2010 (the “Effective Date”) and will replace the Prior Agreement. The Interim Agreement will provide for the same management fees as the Prior Agreement but will require that those fees be paid into an interest-bearing escrow account for the benefit of the Adviser pending shareholder approval of the new Investment Management Agreement (the “New Agreement”). The Interim Agreement will expire no later than 150 days following the Effective Date, and the New Agreement will be needed to replace it before that date. Upon shareholder approval of the New Agreement, the fees and interest held in the escrow account pursuant to the Interim Agreement would be paid to the Adviser.

The New Agreement is substantively the same as the Prior Agreement, including the same fees other than additional limits that would apply to the performance adjustments on the fee rates for two of the Funds (the AlphaTrak 500 Fund and Strategic Income Fund).

The Adviser has agreed to pay the expenses of the Special Meeting of Shareholders and the related proxy solicitation.

The Trustees voted unanimously to approve the proposal with respect to each Fund. The Board believes the proposal is in the best interests of each Fund and its shareholders. The Trustees recommend that you vote in favor of the proposal in the Proxy Statement.

The Proxy Statement describes the voting process for shareholders. We ask you to read the Proxy Statement carefully and vote in favor of the approval of the proposal. The election returns will be reported at the Special Meeting of Shareholders scheduled for Wednesday, March 31, 2010. Please return your proxy in the postage-paid envelope as soon as possible.

Sincerely,

/S/ ANDREW TARICA
Andrew Tarica Chairman of the Board

METROPOLITAN WEST FUNDS

11766 Wilshire Boulevard, Suite 1500

Los Angeles, California 90025

(310) 966-8900

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 31, 2010

To the Shareholders of each Fund:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) of the Metropolitan West Total Return Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West AlphaTrak 500 Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Ultra Short Bond Fund, and Metropolitan West Strategic Income Fund (each a “Fund” and, together, the “Funds”), each a series of the Metropolitan West Funds (the “Trust”), will be held on Wednesday, March 31, 2010, at 10:00 a.m. Eastern Time at the offices of the Trust’s administrator, PNC Global Investment Servicing, Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 for the following purposes:

1.	For each Fund listed above, to approve a new Investment Management Agreement with Metropolitan West Asset Management, LLC, the Funds’ current investment adviser; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Trust at the close of business on February 9, 2010 (the “Record Date”) are entitled to notice of, and to vote on, the proposal at the Meeting or any adjournment thereof. Shareholders of each Fund listed above, voting separately by Fund, are entitled to vote on the proposal.

As a shareholder of the Funds on the Record Date, you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this by completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your prompt voting by proxy will help assure a quorum at the Meeting and avoid additional expenses to the Funds associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card.

PLEASE RETURN YOUR PROXY CARD PROMPTLY

IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

By Order of the Board of Trustees

/S/ ANDREW TARICA
Andrew Tarica Chairman of the Board

Dated: February 25, 2010

YOUR BOARD OF TRUSTEES RECOMMENDS THAT

YOU VOTE IN FAVOR OF THE PROPOSAL. YOUR VOTE IS IMPORTANT

REGARDLESS OF HOW MANY SHARES YOU OWN.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 31, 2010

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees (the “Board”) of Metropolitan West Funds (the “Trust”) for use at the Special Meeting of Shareholders of each mutual fund that is a series of the Trust (the “Meeting”) to be held on Wednesday, March 31, 2010 at 10:00 a.m. Eastern time at the offices of the Trust’s administrator, PNC Global Investment Servicing, Inc. (the “Administrator”), at 760 Moore Road, King of Prussia, Pennsylvania 19406, and at any adjournment thereof. The Trust expects to mail this Proxy Statement, Notice of Special Meeting of Shareholders and the accompanying proxy card on or about February 25, 2010 to shareholders of record of the Trust.

The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The principal executive offices of the Trust are located at 11766 Wilshire Boulevard, Suite 1500, Los Angeles, California 90025. The Trust offers shares of seven separate operational series or funds (each a “Fund” and, together, the “Funds”), each of which may offer more than one share class, as follows:

Metropolitan West High Yield Bond Fund

Metropolitan West Intermediate Bond Fund

Metropolitan West Total Return Bond Fund

Metropolitan West Ultra Short Bond Fund

Metropolitan West Low Duration Bond Fund

Metropolitan West Strategic Income Fund

Metropolitan West AlphaTrak 500 Fund.

Each Fund offers Class M and Class I shares except the AlphaTrak 500 Fund, which offers only Class M shares. The Total Return Bond Fund and Low Duration Bond Fund each offer an additional class of shares, the Administrative Class.

Shareholders will be asked to vote on a proposal to approve the new Investment Management Agreement (the “New Agreement”) at the Meeting (the “Proposal”). Shareholders of each Fund, voting separately by Fund, are entitled to vote on the Proposal.

Voting; Revocation of Proxies

All proxies solicited by the Board, which are properly executed and received by the Secretary of the Trust before the Meeting, will be voted at the Meeting in accordance with the shareholders’ instructions thereon. A shareholder may revoke the accompanying proxy at any time before it is voted by written notification to the Trust or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If no instruction is given on a signed and returned proxy card, it will be voted “FOR” the Proposal and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be properly presented at the Meeting. Any shareholder may vote part of the shares in favor of the Proposal and refrain from voting the remaining shares or vote them against the Proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to the total shares that the shareholder is entitled to vote on the Proposal.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not vote the shares), will be counted toward establishing a quorum. Abstentions do not constitute a vote “for” and effectively result in a vote “against.” Broker non-votes do not represent a vote “for” or “against” and are disregarded in determining whether the Proposal has received enough votes, except where a minimum number of the outstanding voting securities is required, in which case a broker non-vote effectively counts as a vote against the Proposal.

Record Date/Shareholders Entitled to Vote

Shareholders of record of the Funds at the close of business on February 9, 2010 (the “Record Date”) are entitled to notice of, and to vote on, the Proposal at the Meeting and any adjournment thereof. At the close of business on the Record Date, the Funds had the following outstanding shares:

	Ultra Short Bond Fund	Intermediate Bond Fund	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
Class M Shares Outstanding	5,246,054	3,865,552	41,162,914	5,105,214	8,268,213
Total Class M Votes (dollar based voting)	20,984,217	39,158,046	419,861,722	37,574,373	28,277,290
Class I Shares Outstanding	20,109,785	16,138,565	20,777,590	25,172,991	N/A
Total Class I Votes (dollar based voting)	80,640,238	163,483,667	211,931,418	185,021,482	N/A
Total Fund Votes (dollar based voting)	101,624,456	202,641,712	631,793,139	222,595,855	28,277,290

	Total Return Bond Fund	Low Duration Bond Fund
Class M Shares Outstanding	430,378,006	122,010,751
Total Class M Votes (dollar based voting)	4,351,121,638	995,607,729
Class I Shares Outstanding	365,193,470	54,883,696
Total Class I Votes (dollar based voting)	3,688,454,047	447,850,958
Administrative Class Shares Outstanding	57,546	110,532
Total Administrative Class Votes (dollar based voting)	581,790	1,163,897
Total Fund Votes (dollar based voting)	8,040,157,475	1,444,622,584

Quorum and Adjournment/Required Vote

Forty percent (40%) of the outstanding shares of a Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for that Fund with respect to the Proposal. If a quorum is not present or represented at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as inspectors of election for the Meeting.

The affirmative vote of a “majority of the outstanding voting securities” of a Fund present in person or by proxy and voting is necessary to approve the New Agreement with respect to that Fund.

A “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the Record Date.

If a quorum is present, but sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, a person named as a proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote in favor of or against such adjournment in direct proportion to the proxies received for or against the Proposal.

The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Reports

The Trust will furnish, without charge, a copy of its annual report, for the fiscal year ended March 31, 2009, and the most recent semi-annual report for the six months ended September 30, 2009, to any shareholder upon request. Shareholders may obtain a copy of the annual report and semi-annual report by contacting the Trust at 11766 Wilshire Boulevard, Suite 1500, Los Angeles, California 90025 or by calling (800) 241-4671.

PROPOSAL 1:

APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT

WITH THE ADVISER

Shareholders of each Fund are being asked to approve the New Agreement with Metropolitan West Asset Management, LLC, the Funds’ current investment adviser (the “Adviser”).

The Adviser currently serves as the investment adviser to each Fund under an Investment Advisory Agreement (the “Prior Agreement”) that is expected to automatically terminate as a result of a deemed “assignment” of the Investment Advisory Agreement under the Investment Company Act of 1940, amended, that will occur as a result of the acquisition of the Adviser by The TCW Group, Inc. (“TCW”). The Adviser will then serve pursuant to an Interim Investment Management Agreement (the “Interim Agreement”) that is expected to take effect before late February 2010 (the “Effective Date”) and will replace the Prior Agreement.

The Interim Agreement will provide for the same management fees as the Prior Agreement but will require that those fees be paid into an interest-bearing escrow account for the benefit of the Adviser pending shareholder approval of the new Investment Management Agreement (the “New Agreement”). The Interim Agreement will expire no later than 150 days following the Effective Date, and the New Agreement will be needed to replace it before that date. Upon shareholder approval of the New Agreement, the fees and interest held in the escrow account pursuant to the Interim Agreement would be paid to the Adviser.

The New Agreement is substantively the same as the Prior Agreement, including the same fees other than additional limits on the fulcrum fee rate adjustments that would apply to two of the Funds (the AlphaTrak 500 Fund and Strategic Income Fund). Those additional limits are discussed below.

The Purchase Agreement

Pursuant to the terms of a Purchase and Sale Agreement (the “Purchase Agreement”), TCW, an international asset manager with approximately $101 billion in assets under management, acquired 100% of the issued and outstanding membership interests of the Adviser. The Purchase Agreement did not contemplate any changes in the management or operations of the investment advisory functions performed by the Adviser with respect to the Funds, including any changes in the personnel engaged in the day-to-day investment management of the Funds. The acquisition has not caused, and is not expected to cause, any reduction in the quality of services now provided to any of the Funds, or to have any adverse effect on the Adviser’s ability to fulfill its obligations to the Funds under the New Agreement. TCW and its ultimate parent, Société Générale S.A., internally financed the transaction.

The Prior Agreement

The Prior Agreement dated February 21, 2007 between the Trust, on behalf of each Fund, and the Adviser was originally approved in person by the Board, including a majority of the Independent Trustees (defined below), at a meeting held on November 13, 2006, and by each Fund’s shareholders on January 31 and February 7, 2007. The Prior Agreement was submitted for shareholder approval because the then-existing investment management agreement was expected to terminate as a result of the Adviser’s proposed repurchase of a portion of its ownership held by a non-employee founder of the firm. The Prior Agreement has remained substantially unchanged since that time, except with respect to the addition of a specific time period for its annual renewal. The Board last renewed the Prior Agreement on May 18, 2009.

Under the Prior Agreement, the Trust appointed the Adviser to provide investment advice and management services with respect to the assets of the Funds. In connection with these investment management services, the Adviser agreed to supervise the Funds’ investments in accordance with the investment objectives, programs, and restrictions of the Funds as provided in the Trust’s governing documents, including the Trust’s Agreement and Declaration of Trust and Bylaws, and such other limitations as the Trustees may impose from time to time in writing to the Adviser. The Prior Agreement required that the Adviser: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements, and other data on securities, economic conditions, and other pertinent subjects that the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iv) provide persons satisfactory to the Board to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Adviser or its affiliates) but not including personnel to provide limited administrative services to the Funds not typically provided by the Funds’ administrator under separate agreement; and (v) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

Under the Prior Agreement, except as otherwise required under the 1940 Act, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties on the part of the Adviser, the Adviser was not subject to liability to the Trust, the Funds, or any shareholder of any Fund for any act or omission in the course of, or connected with, rendering services or for any losses that were sustained in the purchase, holding, or sale of any security by the Funds. No change is proposed to the Adviser’s standard of care.

The Prior Agreement provided that it continued from year to year so long as it was approved at least annually with respect to each Fund by a majority of the outstanding voting securities of such Fund or by a vote of a majority of the Trustees of such Fund, including a majority of the Trustees who were not “interested persons” of the Fund under the 1940 Act (the “Independent Trustees”) and who were not parties to the Prior Agreement.

The Prior Agreement permitted termination without penalty upon no less than 60 days’ notice by any Fund to the Adviser or 60 days’ notice by the Adviser to any Fund and would automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

The Interim Agreement

The Interim Agreement will become effective upon the closing of the acquisition of the Adviser by TCW, which will automatically terminate the Prior Agreement. The Board of Trustees of the Trust, including a requisite number of the Independent Trustees voting in person at the meeting called for this purpose, approved the Interim Agreement on January 11, 2010.

The Interim Agreement contains the same terms as the Prior Agreement, including the same advisory fees for each Fund, except for the following differences: (i) its effective and termination dates are different than the Prior Agreement because it is intended as only a temporary agreement as permitted by Rule 15a-4 of the 1940 Act; and (ii) all fees that otherwise would be payable monthly to the Adviser are instead paid into an interest-bearing escrow account, and those amounts would be released to the Adviser upon requisite shareholder approval of the New Agreement. If the shareholders of a Fund do not approve the New Agreement for that Fund, the Adviser would be entitled upon termination of the Interim Agreement to the lesser of the amount in the escrow account with respect to that Fund or the Adviser’s costs in performing the Interim Agreement for that Fund, plus interest earned in either case.

Management Fees and Other Expenses

Management Fees. Under the Prior Agreement, each Fund paid the Adviser a monthly fee for providing investment advisory services. The following fees were paid to the Adviser for the fiscal year ended March 31, 2009, and do not reflect expense limitations and contractual fee waivers. Also shown are the contractual fee rates from the Prior Agreement.

Fund	Total Gross Advisory Fees Paid for Fiscal Year Ended March 31, 2009 (excluding fees waived or reduced)	Contractual Annual Fee Rate
Ultra Short Bond Fund	$358,963	0.25%
Intermediate Bond Fund	$552,783	0.35%
High Yield Bond Fund	$603,820	0.50%
Total Return Bond Fund	$19,609,035	0.35%
Low Duration Bond Fund	$4,475,238	0.30%
Strategic Income Fund	$377,779	1.20% +/- up to 0.70% (explained below)
AlphaTrak 500 Fund	$0	0.35% +/- up to 0.35% (explained below)

Strategic Income Fund Fee. Under the Prior Agreement relating to both share classes of the Strategic Income Fund, the Trust paid the Adviser a basic management fee, computed daily and payable monthly, at an annual rate of 1.20% of the Fund’s average daily net assets. The basic fee was adjusted upward or downward (by a performance component of up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether and to what extent the investment performance of the Fund, for that performance period, exceeded or was exceeded by the investment record of the Merrill Lynch 3 Month U.S. Treasury Bill Index (the “Merrill Lynch Index”) plus a margin.

The margin over the Merrill Lynch Index is 0.10% when the investment performance of the Strategic Income Fund is calculated assuming the maximum possible management fee of an annual rate of 1.90%. Alternatively, the margin also can be described as 2.00% if the investment performance of the Fund is calculated after operating expenses but before any management fee.

The Strategic Income Fund uses a rolling 12-month performance period. The performance adjustment, which is applied to the Fund’s average daily net assets for the performance period, equals 35% of the difference between the Fund’s investment performance and the investment record of the Merrill Lynch Index plus a margin of 0.10% when the Fund’s performance is calculated assuming the maximum possible management fee of an annual rate of 1.90% rather than the actual fee accrued. The margin can also be described alternatively as explained above. Thus, an annual performance difference of 2.00% or more between the Fund and the Merrill Lynch Index plus the margin would result in an annual maximum performance adjustment of 0.70%. This formula requires that the Fund’s performance exceed the investment record of the Merrill Lynch Index plus the margin before any performance adjustment is earned. If the Fund’s performance is below the performance of the Merrill Lynch Index plus the margin, a negative performance adjustment would apply.

Here are examples of how the adjustment would work (using annual rates for the Strategic Income Fund):

Fund Performance (assuming max 1.90% fee)	Index Plus 0.10% Margin	Basic Fee	Performance Adjustment	Total Fee Rate
7.00%	4.10%	1.20%	0.70%	1.90%
6.00%	4.10%	1.20%	0.67%	1.87%
5.00%	4.10%	1.20%	0.32%	1.52%
4.00%	4.10%	1.20%	–0.04%	1.16%
3.00%	4.10%	1.20%	–0.39%	0.81%
2.00%	4.10%	1.20%	–0.70%	0.50%

The Strategic Income Fund’s investment performance is calculated based on its net asset value per share after expenses but assuming the maximum possible management fee. For purposes of calculating the Fund’s investment performance, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares. The investment record for the Merrill Lynch Index is based on the change in value of the Merrill Lynch Index and earnings from underlying securities.

Because the adjustment to the basic fee is based on the comparative performance of the Strategic Income Fund and the record of the Merrill Lynch Index, the controlling factor (regarding the performance adjustment) is not whether the Fund’s performance is up or down, but whether it is up or down more or less than the investment record of the Merrill Lynch Index plus the margin. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period.

AlphaTrak 500 Fund Fee. Under the Prior Agreement relating to the AlphaTrak 500 Fund, the Trust paid the Adviser a basic management fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund’s average daily net assets. The basic fee was adjusted upward or downward (by a performance component of up to 0.35% of the Fund’s average daily net assets for the relevant 3-month performance period), depending on whether and to what extent the investment performance of the Fund, for that performance period, exceeded or was exceeded by the investment record of the S&P 500 Stock Price Index (the “S&P 500 Index”) plus a margin.

The margin over that S&P 500 Index is 0.30% when the investment performance of the AlphaTrak 500 Fund is calculated assuming the maximum possible management fee of an annual rate of 0.70%. Alternatively, the margin also can be described as 1.00% if the investment performance of the Fund is calculated after operating expenses but before any management fee.

The AlphaTrak 500 Fund uses a rolling 3-month performance period. The performance adjustment, which is applied to the Fund’s average daily net assets for the performance period, equals 35% of the difference between the Fund’s investment performance and the investment record of the S&P 500 Index plus a margin of 0.30% when the Fund’s performance is calculated assuming the maximum possible management fee of an annual rate of 0.70% rather than the actual fee accrued. The margin can also be described alternatively as explained above. Thus, an annual performance difference of 1.00% or more between the Fund and the S&P 500 Index plus the margin would result in an annual maximum performance adjustment of 0.35%. This formula requires that the Fund’s performance exceed the investment record of the S&P 500 Index plus the margin before any performance adjustment is earned. If the Fund’s performance is below the performance of the S&P 500 Index plus the margin, a negative performance adjustment would apply.

Here are examples of how the adjustment would work (using annual rates for the AlphaTrak 500 Fund):

Fund Performance (assuming max 0.70% fee)	Index Plus 0.30% Margin	Basic Fee	Performance Adjustment	Total Fee Rate
7.00%	5.30%	0.35%	0.35%	0.70%
6.00%	5.30%	0.35%	0.25%	0.60%
5.00%	5.30%	0.35%	–0.11%	0.24%
4.00%	5.30%	0.35%	–0.35%	0.00%
3.00%	5.30%	0.35%	–0.35%	0.00%

The AlphaTrak 500 Fund’s investment performance is calculated based on its net asset value per share after expenses but assuming the maximum possible management fee. For purposes of calculating the Fund’s investment performance, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares. The investment record for the S&P 500 Index is based on the change in value of the S&P 500 Index and earnings from underlying securities.

Because the adjustment to the basic fee is based on the comparative performance of the AlphaTrak 500 Fund and the record of the S&P 500 Index, the controlling factor (regarding the performance adjustment) is not whether the Fund’s performance is up or down, but whether it is up or down more or less than the investment record of the S&P 500 Index plus the margin. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period.

The management fee and any performance adjustment for the Strategic Income Fund and the AlphaTrak 500 Fund are accrued daily, and the entire management fee normally is paid monthly. Shareholders should note that it is possible for high past performance to result in a daily management fee accrual or monthly management fee payment by the Fund that is higher than lower current performance would otherwise produce.

The Prior Agreement permitted the Adviser to recoup fees it did not charge and Fund expenses it paid, provided that those amounts are recouped within three years of being reduced or paid. The Adviser may not request or receive reimbursement for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the current year and may not recoup amounts that would make a Fund’s total expenses exceed the applicable limit.

Rule 12b-1 Fee. The Funds have a Share Marketing Plan or 12b-1 Plan (the “Plan”) under which they may finance activities primarily intended to sell shares and to provide shareholder services to the shareholders of the class of the Funds to which the Plan applies, provided the categories of expenses are approved in advance by the Board and the expenses paid under the Plan were incurred within the last 12 months and accrued while the Plan is in effect. Expenditures by a Fund under the Plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). Currently, the Board is waiving a portion of these fees for the Intermediate Bond Fund, Total Return Bond Fund, Low Duration Bond Fund, and Ultra Short Bond Fund. The Adviser has contractually agreed, through March 31, 2011, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

Compensation of Other Parties. The Adviser may in its discretion and out of its own funds compensate third parties for the sale and marketing of the Funds and for providing services to shareholders. The Adviser also may use its own funds to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Adviser also manages individual investment advisory accounts, typically for institutional clients. The Adviser reduces the fees charged to individual investment advisory accounts by the amount of the investment advisory fee charged to that portion of the client’s assets invested in any Fund.

Comparison of the Prior Agreement and the New Agreement

The Board, together with the requisite number of Independent Trustees, voted in person on January 11, 2010 to approve the New Agreement. The Board is recommending to shareholders of each Fund that they approve the New Agreement. A copy of the New Agreement is attached to this Proxy Statement as Appendix B. The New Agreement is substantially identical to the Prior Agreement as described above in all material respects, except for the commencement and renewal dates and for the fee adjustment changes discussed below. Shareholders should also note that any voluntary or contractual reduction in the Adviser’s fee, or the Adviser’s payment of expenses that otherwise was the responsibility of a Fund, under the Prior Agreement or Interim Agreement will remain subject to recoupment by the Adviser to the extent the recoupment can be effected within the time frame specified in the New Agreement and within any then-applicable expense limitation for the affected Fund.

In addition, the relevant performance periods for the Strategic Income Fund and AlphaTrak 500 Fund used to determine the performance of these Funds and the applicable securities indexes for determining any performance adjustment to the applicable advisory fees will include periods before the effective date of the New Agreement. The New Agreement also provides that the performance adjustment (either positive or negative) to the basic advisory fee will be limited not only by the maximum percentage rate discussed above with respect to the Prior Agreement, but also provides that any performance adjustment may not exceed the performance adjustment that would otherwise apply if the rate adjustment was instead calculated based on the current net asset figure used to calculate the basic fee. The basic fee is calculated based on current net assets, whereas the performance adjustment is calculated based on average net assets over the performance period (e.g., 12 months for the Strategic Income Fund). Depending on the relative difference between those net asset figures, the positive adjustment (in dollars) could produce a fee rate over the stated maximum rate based on current net assets and, similarly, a negative adjustment (in dollars) could result in a negative advisory fee rate based on current net assets. In either case, these additional limitations on the performance adjustment are intended to better track the stated advisory fee range and to avoid these unexpected excess adjustments. This discussion of the New Agreement is qualified in its entirety by reference to Appendix B.

Trustee Actions, Considerations, and Recommendations

At an in-person meeting of the Board held on January 11, 2010, the Trustees, including the Independent Trustees, considered the approval of the New Agreement in respect of each Fund. In determining to approve the New Agreement, the Trustees considered that they had approved the continuation of the Prior Agreement, the terms of which are substantially identical to the New Agreement except as described above, for an additional one-year period at their in-person meeting on May 18, 2009. A summary of factors considered by the Trustees at that time is provided below under “Factors Considered by the Trustees in Connection with the Recent Approval of Prior Agreement.” To the extent deemed necessary in their business judgment, the Trustees reconsidered these factors during their meeting on January 11, 2010.

At their meeting on January 11, 2010, the Independent Trustees were represented by independent legal counsel and met separately in an executive session with only that independent legal counsel present. During that executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by the Adviser in response to a detailed information request sent on their behalf by their independent legal counsel. The request and the Adviser’s response addressed a range of information relating to the acquisition of the Adviser by TCW, the expected benefits and costs to Fund shareholders, arrangements with Fund service providers, the expected management, operation, and compliance capabilities of and the resources available to the Adviser after the acquisition, plans regarding the marketing and distribution of the Funds, expected fees and expenses of the Funds after the acquisition, and plans regarding the Adviser’s and TCW’s businesses. The Independent Trustees also conducted a telephonic meeting the prior week to review and discuss the materials provided by the Adviser in response to that request. After that telephonic meeting, their independent counsel submitted a supplemental information request to the Adviser, which was satisfied before this meeting on January 11, 2010. In addition to the information furnished by the Adviser, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the Interim Agreement and the New Agreement, as well as special considerations relevant to a transaction such as the one between the Adviser and TCW. The Independent Trustees met with representatives of the Adviser, who discussed with the Trustees the Adviser’s expectations as to the management and operations of the Adviser after the acquisition transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds, as well as various other factors discussed in those legal memoranda and identified in the information request from their independent legal counsel.

The Trustees considered that it is not anticipated by the Adviser that there will be any material adverse change in the services provided to the Funds or personnel who are engaged in the portfolio management activities for the Fund as a result of the transaction. In addition, the consensus of the Independent Trustees, based on the information presented to them, was that there would be no “unfair burden” on the Funds as a result of the transaction within the meaning of Section 15(f) of the 1940 Act. In particular, the Independent Trustees considered that the Adviser represented that there is not expected to be an increase in the contractual advisory fee applicable to any Fund, or additional compensation paid by the Funds to the Adviser, TCW, or their affiliates, as a result of the transaction. The Trustees considered that the terms of the New Agreement are substantially identical in all material respects to those of the Prior Agreement except for the differences discussed above in these proxy materials.

The Independent Trustees also specifically considered that the approval of the New Agreement by the shareholders of the Funds would permit the payment of the Adviser of the fees (and interest) held in escrow under the terms of the Interim Agreement with respect to the approving Funds.

On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to continue to be advised by the Adviser, and voted unanimously, including the unanimous vote of the Independent Trustees present at that meeting, to approve the New Agreement, including the advisory fees proposed in the New Agreement, in respect of each of the Funds for a two-year period commencing immediately following the shareholder approval of the New Agreement, and to recommend to shareholders of each Fund that they approve the New Agreement as well.

Factors Considered by the Trustees in Connection with Recent Approval of Prior Agreement

On May 18, 2009, the Board approved the renewal of the Prior Agreement for an additional one-year term through the next annual meeting of the Board expected in May 2010. The renewal of the Prior Agreement was approved by the Board (including a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately in executive session to discuss and review the information that had been presented for their consideration prior to the Board’s vote to renew the Agreement. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed supplementary information that included extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund.

Review process — The Independent Trustees reviewed advice regarding legal and industry standards provided by legal counsel to the Trust, which is not independent legal counsel. The Independent Trustees discussed the renewal of the Prior Agreement with the Adviser’s representatives and in a private session at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Prior Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent, and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and intellectual capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources of its organization; and the ability of its organizational structure to address the growth in assets and products under its management. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results, and portfolio accounting. They considered the Adviser’s commitment to investing in information technology supporting investment management and compliance. They further noted the high level of communication between the Adviser and the Board. Among other favorable public press concerning the Adviser and the Funds, the Board recognized the Adviser’s previous selection by Morningstar, Inc. as the 2005 fixed-income manager of the year for the Total Return Bond Fund.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and will continue to benefit the Funds and their shareholders.

3. Investment results

The Board considered the investment results of each Fund in light of its investment objective. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Lipper, an independent data provider, with respect to various periods. In reviewing each Fund’s relative performance, the Board took into account any unique characteristics and its asset size, diversification, and range of investments.

The Board noted that each Fund’s performance was acceptable over the relevant periods and in some cases very favorable, particularly from a longer-term perspective, which the Board believes is the most relevant. The Board concluded that the Adviser was implementing each Fund’s investment objective and the Adviser’s record in managing the Funds indicates that its continued management should benefit each Fund and its shareholders.

4. Advisory fees and total expenses

The Board compared the advisory fees and total expenses of each Fund (each as a percentage of average net assets) with the median fee and expense levels of all other mutual funds in the relevant Lipper peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board observed that each Fund’s advisory fee was below the median of the peer group funds on a current basis with the exception of the Strategic Income Fund. The Board discussed why the Lipper peer group was not a suitable comparison for that Fund and why the Strategic Income Fund should instead be compared to private absolute value funds, which the Adviser views as that Fund’s closest relevant comparison and to which it compares very favorably. The Board further noted that the AlphaTrak 500 Fund and Strategic Income Fund both employ a fulcrum fee that adjusts upward from a basic fee only if the Fund enjoys favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board further noted the relevant contractual expense limitations that the Adviser has agreed to with respect to each Fund and the fact that the Adviser historically has absorbed any expenses in excess of these limits. The Board concluded that the relatively low level of the fees charged by the Adviser will benefit each Fund and its shareholders.

The Board also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with similar investment mandates. They concluded that although the fees paid by those clients generally were lower than those paid by the Funds, the differences appropriately reflected the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the costs of complying with the more comprehensive regulatory regime applicable to mutual funds.

5. The Adviser’s costs, level of profits, and economies of scale

The Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. They accepted the Adviser’s assertion that its profit margins have declined over time with respect to the Funds as a result of increased regulatory and other costs involved with the mutual fund business. The Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Fund. Based on their review, the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees reflect those economies of scale. They realized that the advisory fees for the Funds do not have breakpoints, which would result in lower advisory fee rates as the Funds grow larger. They also accepted the Adviser’s assertion that the advisory fees compare favorably to peer group fees and expenses. The Board also recognized the benefits to the Funds of the Adviser’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller) and its commitment to maintain reasonable overall operating expenses for each Fund. The Board also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds.

6. Ancillary benefits

The Board considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that directly benefit from the Adviser’s relationship to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Prior Agreement was in the best interests of each Fund and its shareholders.

Section 15(f)

The Board has been informed that the Adviser has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the Trust must not be interested persons of the Adviser. Second, an “unfair burden” must not be imposed on a Fund as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby an investment adviser or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Board has been advised that the Adviser, after due inquiry, does not believe that there will be, and is not aware of, any express or implied term, condition, arrangement, or understanding that would impose an “unfair burden” on the Funds as a result of the transaction with TCW. The Adviser has undertaken to pay the costs and expenses of the Meeting.

Vote Required and Recommendation

The affirmative vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act) is required to approve the New Agreement with respect to such Fund. The 1940 Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (i) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented; or (ii) more than 50% of the shares entitled to vote. If approved by shareholders, the New Agreement will take effect on the later of consummation of the acquisition transaction or the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO APPROVE THE NEW AGREEMENT IS IN THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Expenses

The expenses incurred in connection with the Meeting, including printing, mailing, solicitation, vote tabulation, and other proxy soliciting expenses, legal fees, and out-of-pocket expenses will be borne exclusively by the Adviser. In addition, TCW has agreed to reimburse the Adviser for half of those proxy-related expenses.

Solicitation of Proxies

Solicitation will be primarily by mail, but officers of the Funds or regular employees of the Adviser may also solicit without compensation by telephone, electronic communication, or personal contact. The Funds may also retain a service to assist in the solicitation process.

Adviser

Metropolitan West Asset Management, LLC, formerly with principal offices at 11766 Wilshire Boulevard, Suite 1500, Los Angeles, California 90025, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser’s website is www.mwamllc.com. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1996. The Adviser managed approximately $30.2 billion of fixed-income investments as of January 31, 2010 on behalf of its institutional clients and the Funds.

Before the transaction with TCW, the Adviser was owned by MWAM Holdings, LLC (which was the sole parent of the Adviser), which in turn was owned by the Adviser’s principals and key executives. After the transaction with TCW, the Adviser became a wholly owned subsidiary of TCW, with its principal office at 865 South Figueroa Street, Los Angeles, California 90017.

The following table provides the name and principal occupation of each executive officer of the Adviser. The address of each officer and the Chief Executive Officer of the Adviser is c/o Metropolitan West Asset Management, LLC, with principal offices at 865 South Figueroa Street, Los Angeles, California 90017.

Officer	Principal Occupation with the Adviser
David B. Lippman	Chief Executive Officer of the Adviser
Tad Rivelle	Chief Investment Officer and Portfolio Manager of the Adviser
Laird R. Landmann	Managing Director and Portfolio Manager
Scott B. Dubchansky	Managing Director
A. Christopher Scibelli	Marketing Director
Stephen M .Kane	Managing Director and Portfolio Manager
Joseph D. Hattesohl	Chief Financial Officer of the Adviser
Patrick A. Moore	Client Services Director
Bryan Whalen	Portfolio Manager of the Adviser
Mitch Flack	Portfolio Manager of the Adviser
Vincent Bencivenga	Chief Compliance Officer of the Adviser

Trustees and Officers of the Trust

The table below lists the current Trustees and executive officers of the Trust. These Trustees and officers did not change as a result of the Adviser’s transaction with TCW.

Name	Position with the Trust
Ronald J. Consiglio	Trustee* since 2003
Martin Luther King III	Trustee* since 1997
Peter McMillan	Trustee* since 2008
Robert G. Rooney	Trustee* since 2009
Andrew Tarica	Trustee* since 2002, and Chairman since 2008
Daniel D. Villaneuva	Trustee* since 1997
Scott B. Dubchansky	Trustee since 1997
Laird Landmann	Trustee since 2008 and Executive Vice President since 2007
David B. Lippman	President and Principal Executive Officer since 2008
Joseph D. Hattesohl	Treasurer since 2001 and Chief Financial Officer since 2003
Vincent Bencivenga	Chief Compliance Officer and Secretary since 2009
Tad Rivelle	Executive Vice President since 2007
Steve Kane	Executive Vice President since 2007
Cal Rivelle	Executive Vice President since 2009
Bibi Khan	Vice President since 2007

*	Indicates a Trustee who is an Independent Trustee of the Trust.

Interested Persons of the Trust and the Funds

Messrs. Dubchansky and Landmann are deemed to be “interested persons” of the Trust and the Funds because of their current and former ownership positions with the Adviser. They each serve as a Trustee of the Trust. Accordingly, they may be considered to have an interest with respect to the Proposal.

Control Persons and Principal Holders of Securities

To the knowledge of the Trust, as of the Record Date, no current Trustee of the Trust owned 1% or more of the outstanding shares of any Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. A shareholder who beneficially owns, directly or indirectly, more than 25% of any Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Principal Underwriter

The principal underwriter of the Funds’ shares is PFPC Distributors, Inc. (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is 760 Moore Road, King of Prussia, Pennsylvania 19406.

Administrator

PNC Global Investment Servicing, Inc. serves as the Administrator of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Independent Auditor

Deloitte & Touche LLP, located at 350 South Grand Avenue, Suite 200, Los Angeles, California 90071, serves as the Funds’ independent auditor.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Vincent Bencivenga, Secretary

February 25, 2010

PROXY CARD	PROXY CARD

METROPOLITAN WEST FUNDS

[NAME OF SPECIFIC FUND]

SPECIAL MEETING OF SHAREHOLDERS – MARCH 31, 2010

This proxy card is solicited on behalf of the Board of Trustees of the Metropolitan West Funds (the “Trust”) for the Special Meeting of Shareholders (the “Meeting”) to be held on March 31, 2010.

The undersigned hereby appoints Jeremy Steich and Sandra Adams as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Meeting to be held at 10:00 a.m., Eastern Time, on Wednesday, March 31, 2010 at the offices of the Trust’s Administrator, PNC Global Investment Servicing, Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN, AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED “FOR” ALL PROPOSALS.

Please indicate your vote by marking the appropriate box.	Example: ☒

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	Approve the new Investment Management Agreement with the Adviser.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

2.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

IMPORTANT

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian, or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

Signature

Signature (if held jointly)

Date: ,

☐	CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. ( PERSON(S) WILL ATTEND.)

APPENDIX A

As of February 9, 2010, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund
Low Duration Bond Fund Class M

National Financial Services LLC FBO Our Customers Attn Mutual Funds Dept 5th Floor, 200 Liberty Street One World Financial Center New York, NY 10281	82,092,681	67.30

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	17,223,427	14.12

Total Return Bond Fund Class M

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	227,257,615	52.92

National Financial Services LLC FBO Our Customers Attn Mutual Funds Dept. 5th Floor, 200 Liberty Street One World Financial Center New York, NY 10281	64,465,723	15.01

Citigroup Global Markets, Inc. 00109801250 333 West 34th St, 3rd Floor New York, NY 10001	24,306,899	5.66

Alphatrak 500 Fund

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	4,582,714	55.43

Wells Fargo Bank NA FBO Duluth Teachers’ TSA - Artio/Welling 10068503 P.O. Box 1533 Minneapolis, MN 55480	1,946,132	23.54

1

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund

Twin Cities Public Television 172 4th Street E Saint Paul, MN 55101-1400	557,226	6.74

High Yield Bond Fund Class M

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	17,489,595	42.34

National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	14,484,385	35.07

Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103-2226	2,467,712	5.97

Intermediate Bond Fund Class M

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	2,920,371	75.65

Strategic Income Fund Class M

National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	2,154,258	42.43

Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,505,434	29.65

Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103-2226	1,192,888	23.49

2

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund

Ultra Short Bond Fund Class M

National Financial Services LLC FBO Our Customers Attn Mutual Funds Dept 5th Floor, 200 Liberty Street One World Financial Center New York, NY 10281	1,819,751	35.02

Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,383,957	26.64

Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103-2226	679,875	13.08

FOLIOfn Investments Inc. 8180 Greensboro Drive, 8th Floor McLean, VA 22102	370,343	7.13

C.G.L. & K.E.L. TTEES L. Family Trust U/A DTD 09/12/2000 317 Oaklawn Avenue South Pasadena, CA 91030-1830	297,822	5.73

Low Duration Bond Fund Class I

Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	13,303,017	24.24

National Financial Services LLC FBO Our Customers Attn Mutual Funds Dept 5th Floor, 200 Liberty Street One World Financial Center New York, NY 10281	7,783,146	14.18

LPL Financial Services A/C 1000-0005 9785 Towne Centre Drive San Diego, CA 92121-1968	4,517,097	8.23

Wells Fargo Bank NA FBO CWMN-PIMCO Total Return Fund III 13697604 P.O. Box 1533 Minneapolis, MN 55480	3,366,104	6.13

3

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund

Regions Bank Custodian Crimson Tide Foundation AC 8850000572 P.O. Box 870136 Tuscaloosa, AL 35487	2,980,145	5.43

Total Return Bond Fund Class I

Prudential Investment Management Service For the Benefit of Mutual Fund Clients Attn Pruchoice Unit Mail Stop NJ-05-11-20 Gateway 3-11 100 Mulberry Street Newark, NJ 07102-4056	61,928,818	16.97

Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	53,296,698	14.60

Citigroup Global Markets, Inc. 00109801250 333 West 34th St, 3rd Floor New York, NY 10001	35,864,497	9.83

National Financial Services LLC FBO Our Customers Attn Mutual Funds Dept 5th Floor, 200 Liberty Street One World Financial Center New York, NY 10281	32,294,821	8.85

Merrill Lynch Pierce Fenner & Smith Inc. Sole Benefit of Its Customers Attn Service Team 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	24,678,892	6.76

High Yield Bond Fund Class I

National Financial Services LLC FBO Our Customers Attn Mutual Funds Dept 5th Floor, 200 Liberty Street One World Financial Center New York, NY 10281	3,362,270	16.19

Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	3,129,466	15.06

4

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund

Merrill Lynch Pierce Fenner & Smith Inc. Sole Benefit of Its Customers Attn Service Team 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	1,857,306	8.94

LPL Financial Services A/C 1000-0005 9785 Towne Centre Drive San Diego, CA 92121-1968	1,645,289	7.92

San Diego City Employees Retirement System 11766 Wilshire Boulevard, Suite 1500 Los Angeles, CA 90025-6576	1,597,096	7.69

Sacramento County Employees Retirement System P.O. Box 627 Sacramento, CA 95814	1,592,189	7.66

State Universities Retirement System of Illinois 1901 Fox Drive Champaign, IL 61820-7333	1,204,105	5.80

Intermediate Bond Fund Class I

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	4,320,192	27.39

Lenoir Memorial Hospital Inc P.O. Box 1678 Kinston, NC 28503-1678	2,521,028	15.99

Saxon & Co. FBO 21-46-001-5911311 P.O. Box 7780-1888 Philadelphia, PA 19182	2,446,474	15.51

Saxon & Co. FBO 21-46-001-5911280 P.O. Box 7780-1888 Philadelphia, PA 19182	1,612,484	10.22

Patterson & FBO Omnibus R/R/R 9999999954 NC-1143 1525 West WT Harris Boulevard Charlotte, NC 28288-1143	1,145,358	7.26

Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,144,154	7.25

5

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund

Strategic Income Fund Class I

Northern Trust FBO Banner Health Ops A/C# 26-52451 P.O. Box 92956 Chicago, IL 60675	16,555,665	65.77

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	4,009,709	15.93

National Financial Services LLC FBO Our Customers Attn Mutual Funds Dept 5th Floor, 200 Liberty Street One World Financial Center New York, NY 10281	2,064,190	8.20

Ultra Short Bond Fund Class I

National Financial Services LLC FBO Our Customers Attn Mutual Funds Dept 5th Floor, 200 Liberty Street One World Financial Center New York, NY 10281	15,230,802	75.81

Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	3,871,312	19.27

Low Duration Bond Fund Administrative Class

Raymond James & Assoc Inc. FBO P.J.G. 4 Clark Drive Newtown Square, PA 19073	49,784	45.04

Raymond James & Assoc Inc. CSDN FBO D.S.B. IRA 3817 Olive Road Memphis, TN 38135	7,835	7.09

Raymond James & Assoc Inc. CSDN FBO J.C. IRA 2303 Captains Way Jupiter, FL 33477	6,089	5.51

6

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund

Total Return Bond Fund Administrative Class

Raymond James & Assoc Inc. FBO Corporex Realty & Investment LL 100 E Rivercenter Boulevard, Suite 1100 Covington, KY 41011	35,356	61.44

Raymond James & Assoc Inc. FBO First Presbyterian Church PC US FBO H.S. Estate Fund 307 University Drive Starkville, MS 39759	6,884	11.96

Raymond James & Assoc Inc. FBO B.B.W. 305 Chapman Street Indianola, MS 38751	5,531	9.61

Raymond James & Assoc Inc. FBO J.F.M. & J.A.M. JT/Wros 108 Grand Ridge Road Starkville, MS 39759	4,023	6.99

Raymond James & Assoc Inc. FBO J.G.O. TTEE U/A DTD JUL 30, 1999 J.G.O. Rev Trust 4971 Lord Alfred Court Cincinnati, OH 45241	3,018	5.24

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APPENDIX B

METROPOLITAN WEST FUNDS

NEW INVESTMENT MANAGEMENT AGREEMENT

METROPOLITAN WEST FUNDS

Investment Management Agreement

THIS INVESTMENT MANAGEMENT AGREEMENT (this “Agreement”) is made as of the      day of             , 2010, by and between Metropolitan West Funds, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of each series of the Trust listed in Appendix A hereto, as may be amended from time to time (hereinafter referred to individually as a “Fund” and collectively as the “Funds”) and Metropolitan West Asset Management, LLC, a California limited liability company (hereinafter called the “Manager”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services; and

WHEREAS, this Agreement replaces a prior investment management agreement that terminated because of a change of control of the Manager;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2. Duties of Manager.

(a) General Duties. The Manager shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide limited administrative services to the Fund not typically provided by the Fund’s administrator under separate agreement; and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

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(b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund’s securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

(c) Administrative Services. The Manager shall oversee the administration of the Funds’ business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. Manager’s Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and

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trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust’s Board of Trustees may desire and reasonably request.

6. Reports by Funds to Manager. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund’s investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

7. Expenses.

(a) With respect to the operation of each Fund, and to the extent not paid or reimbursed through a plan adopted by the Fund under Rule 12b-1 under the 1940 Act, the Manager is responsible for (i) the compensation of any of the Trust’s trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund’s responsibility under Subparagraph 7(b) below), (ii) the expenses of printing and distributing the Funds’ prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

(b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund’s shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager’s actual costs for providing such services.

8. Investment Advisory and Management Fee.

(a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee at the annual rate set forth in the Fee Schedule attached hereto as Appendix A, as may be amended in writing from time to time by the Trust and the Manager.

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(b) The management fee shall be accrued daily by each Fund and paid to the Manager on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated before the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this paragraph from the Manager shall be reimbursed by the appropriate Fund to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the reduction to the extent approved by the Trust’s disinterested Trustees. The Manager may not request or receive reimbursement for prior reductions or reimbursements before payment of a Fund’s operating expenses for the current year and cannot cause a Fund to exceed any more restrictive limitation to which the Manager has agreed in making such reimbursement.

(e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

9. Fund Share Activities of Manager’s Officers and Employees. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

10. Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

11. Manager’s Liabilities.

(a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

(b) The Funds shall indemnify and hold harmless the Manager and the partners, members, officers and employees of the Manager and its general partner (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this

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Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Manager (or its managers), from liability in violation of Sections 17(h) and (i) of the 1940 Act.

12. Non-Exclusivity. The Trust’s employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. The Manager also may be retained by other advisory clients for the same or similar strategies employed by the Trust. If this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

13. Term. This Agreement shall become effective with respect to a particular Fund on the later of when the Registration Statement under the Securities Act of 1933 with respect to the shares of that Fund becomes effective by the Securities and Exchange Commission and when this Agreement has received requisite approval by the shareholders of that Fund, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter with respect to each Fund for additional periods not exceeding one (l) year so long as such continuation is approved for that Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of that Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

14. Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Manager, and by the Manager upon sixty (60) days’ written notice to a Fund.

15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

17. Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

18. Notice of Declaration of Trust. The Manager agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

19. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

METROPOLITAN WEST FUNDS	METROPOLITAN WEST ASSET MANAGEMENT, LLC

By:	By:

Title:	Title:

6

Appendix A to Investment Management Agreement

Name of Fund	Applicable Fee	Effective Date
Metropolitan West Total Return Bond Fund	0.35%	, 2010

Metropolitan West Low Duration Bond Fund	0.30%	, 2010

Metropolitan West Ultra Short Bond Fund	0.25%	, 2010

Metropolitan West High Yield Bond Fund	0.50%	, 2010

Metropolitan West Intermediate Bond Fund	0.35%	, 2010

Metropolitan West AlphaTrakSM 500 Fund	0.35%± up to 0.35%(1)	, 2010

Metropolitan West Strategic Income Fund	1.20%± up to 0.70%(2)	, 2010

METROPOLITAN WEST FUNDS	METROPOLITAN WEST ASSET MANAGEMENT, LLC

By:	By:

Title:	Title:

[See notes on continuation pages.]

(1)	METROPOLITAN WEST ALPHATRAKSM 500 FUND (THE “FUND”)

a.	The management fee payable to the Manager shall consist of two parts, a basic fee equal to an annual rate of 0.35% (the “Basic Fee”) and a performance adjustment of up to an annual rate of positive or negative 0.35% (the “Performance Adjustment”). The Basic Fee and the Performance Adjustment shall be accrued daily by the Fund. Accruals of (but not payments of) the Performance Adjustment may be made on an estimated basis.

b.	The daily portion of Basic Fee shall be accrued daily based on the net assets of the Fund that day.

c.	The daily portion of Performance Adjustment shall be accrued daily based on the average daily net assets over the Performance Period (as defined below). The Performance Adjustment (expressed as dollars) with respect to any accrual or payment of the management fee under Section 8 of this Agreement shall not exceed the positive or negative Performance Adjustment otherwise applicable to that payment (expressed as a percentage) applied instead to the net assets used to calculate the Basic Fee.

d.

The Performance Adjustment shall be equal to 35% of the amount by which the investment performance of the Fund during the Performance Period exceeds, or is exceeded by, the investment record of the Standard & Poors 500 Stock Index (“S&P 500TM”) plus an annual rate of 0.30% over the same Performance Period, up to a maximum Performance Adjustment of a positive or negative annual rate of 0.35%.

e.	The “Performance Period” shall consist of a rolling period of three (3) months. (The Performance Period shall include periods before the effective date of this Agreement to the extent applicable.)

f.	The investment performance for the Fund with respect to a particular Performance Period shall be calculated using the highest expense (lowest performing) share class (if the Fund designates another share class) and shall be based on the sum of: (i) the change in the Fund’s net asset value per share during that Performance Period plus any Basic Fee and Performance Adjustment accrued per share during that Performance Period but less the maximum possible Basic Fee and Performance Adjustment that could be accrued per share in any Performance Period (that is, the change in net asset value per share assuming the accrual of a maximum management fee at an annual rate of 0.70%), (ii) the value of any cash distributions per share accumulated during that Performance Period, and (iii) the value of any capital gains taxes per share paid or payable on undistributable realized long-term capital gains accumulated during that Performance Period, which collectively shall be expressed as a percentage of the Fund’s net asset value per share at the beginning of that Performance Period.

g.	The investment record for the S&P 500 with respect to a particular Performance Period shall be based on the sum of: (i) the change in the level of the S&P 500 during that Performance Period and (ii) the value of cash distributions made by companies whose securities comprise the S&P 500 accumulated during that Performance Period and reinvested in the S&P 500 at least as frequently as the end of the quarter following the payment of the dividend, which together shall be expressed as a percentage of the level of the S&P 500 at the beginning of that Performance Period.

h.	By way of example only:

Fund performance of the Fund for the three months ended September 30th	2.750%

Annualized Fund Performance = ((1+ 0.02750) ^ (365 / 92)-1) * 100	11.364%

Average daily net assets for the three months ended September 30th	$100,000,000
Accrued (and paid) management fee for that period	$125,000
Actual Management Fee percentage (125,000 / 100,000,000) * 100	0.125%
Annualized actual management fee [(1 + 0.00125) ^ (365 / 92)-1] *100	0.497%

Annualized maximum possible management fee for period	0.700%

Investment performance of the Fund = Fund performance + Actual Management Fee - Maximum Management Fee (11.364% + 0.497% - 0.70%)	11.161%

Investment record of S&P 500 for the three months ended September 30 = 2.50%	2.50%
Annualized S&P 500 Performance = ((1 + 0.025) ^ (365 / 92) -1) * 100	10.292%

Performance Adjustment = 35% * (11.161% - (10.292% + 0.30%)) =	0.199%

September Performance Fee = Performance Adjustment * Average daily net assets for the three months ended September 30th * 30/365 = 0.199% * $100,000,000 * 30 / 365 =	16,356.16

(2)	METROPOLITAN WEST STRATEGIC INCOME FUND (THE “FUND”)

a.	The management fee payable to the Manager shall consist of two parts, a basic fee equal to an annual rate of 1.20% (the “Basic Fee”) and a performance adjustment of up to an annual rate of positive or negative 0.70% (the “Performance Adjustment”). The Basic Fee and the Performance Adjustment shall be accrued daily by the Fund. Accruals of (but not payments of) the Performance Adjustment may be made on an estimated basis.

b.	The daily portion of Basic Fee shall be accrued daily based on the net assets of the Fund that day.

c.	The daily portion of Performance Adjustment shall be accrued daily based on the average daily net assets over the Performance Period (as defined below). The Performance Adjustment (expressed as dollars) with respect to any accrual or payment of the management fee under Section 8 of this Agreement shall not exceed the positive or negative Performance Adjustment otherwise applicable to that payment (expressed as a percentage) applied instead to the net assets used to calculate the Basic Fee.

d.	The Performance Adjustment shall be equal to 35% of the amount by which the investment performance of the Fund during the Performance Period exceeds, or is exceeded by, the investment record of the Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”) plus an annual rate of 0.10% over the same Performance Period, up to a maximum Performance Adjustment of a positive or negative annual rate of 0.70%.

e.	The “Performance Period” shall consist of a rolling period of twelve (12) months. (The Performance Period shall include periods before the effective date of this Agreement to the extent applicable.)

f.

The investment performance for the Fund with respect to a particular Performance Period shall be calculated using the highest expense (lowest performing) share class and shall be based on the sum of: (i) the change in the Fund’s net asset value per share during that Performance Period plus any Basic Fee and Performance Adjustment accrued per share during that Performance Period but less the maximum possible Basic Fee and Performance Adjustment that could be accrued per share in any Performance Period (that is, the change in net asset value per share assuming the accrual of a maximum management fee at an annual rate of 1.90%), (ii) the value of any cash distributions per share accumulated during that Performance Period, and (iii) the value of any capital gains taxes per share paid or payable on undistributable realized long-term capital gains accumulated during that Performance Period, which collectively shall be expressed as a percentage of the Fund’s net asset value per share at the beginning of that Performance Period.

g.	The investment record for the Index with respect to a particular Performance Period shall be based on the sum of: (i) the change in the level of the Index during that Performance Period and (ii) the value of cash distributions (interest payments) made by securities that comprise the Index accumulated during that Performance Period and reinvested in the Index at least as frequently as the end of the quarter following the payment of the distribution (interest), which together shall be expressed as a percentage of the level of the Index at the beginning of that Performance Period.

h.	By way of example only:

Strategic Income Fund

Fund performance for the twelve months ended June 30th	6.000%

Average daily net assets for the twelve months ended June 30th	$100,000,000
Accrued (and paid) management fee for that period	$1,200,000
Actual Management Fee percentage ((1,200,000 / 100,000,000) * 100)	1.200%

Maximum possible management fee for period	1.900%

Investment performance of the Fund = Fund performance + Actual Management Fee-Maximum Management Fee (7.500% + 1.200% - 1.900%)	5.300%

Investment record of Index for the twelve months ended June 30th = 4.00%	4.000%

Performance Adjustment = 35% * (5.300% - (4.000% + 0.100%)) =	0.420%

June Performance Fee = Performance Adjustment * Average daily net assets for the twelve months ended June 30th * 30 / 365 = 0.420% * $100,000,000 * 30 / 365 =	34,520.55

A-4